Exhibit 32.1

                           Section 1350 Certifications
                     CERTIFICATE OF CHIEF EXECUTIVE OFFICER
                       Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      I, Hanxiong Cai, a Director and President, who also performs the function of chief executive officer of China Media 1 Corp., certify that the Quarterly Report on Form 10-QSB (the "Report") for the quarter ended June 30, 2005, filed with the Securities and Exchange Commission on the date hereof:

      (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      (ii) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of China Media 1 Corp.

                              By: /s/ Hanxiong Cai
                                  ---------------------
                                  Hanxiong Cai
                                  President and a member of the Board of
                                  Directors (who also performs the function of
                                  principal executive officer)

A signed original of this written statement required by Section 906 has been provided to China Media 1 Corp. and will be retained by China Media 1 Corp. and furnished to the Securities and Exchange Commission or its staff upon request.


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                           Section 1350 Certifications
                     CERTIFICATE OF CHIEF FINANCIAL OFFICER
                       Pursuant to 18 U.S.C. Section 1350
      As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      I, Ernest Cheung, Chief Financial Officer of China Media 1 Corp., certify that the Quarterly Report on Form 10-QSB (the "Report") for the quarter ended March 31, 2005, filed with the Securities and Exchange Commission on the date hereof:

      (i) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      (ii) the information contained in the Report fairly presents in all material respects, the financial condition and results of operations of China Media 1 Corp.

                                             By:   /s/ Ernest Cheung
                                                   --------------------------
                                                   Ernest Cheung
                                                   Chief Financial Officer,
                                                   Secretary and a member of
                                                   the Board of Directors
                                                   (who also performs the
                                                   function of principal
                                                   accounting and financial
                                                   officer)

A signed original of this written statement required by Section 906 has been provided to China Media1 Corp. and will be retained by China Media 1 Corp. and furnished to the Securities and Exchange Commission or its staff upon request.